Exhibit 99.1

Investor Presentation

Second Quarter 2016

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2015, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and our other filings with the Securities and Exchange Commission for a discussion of factors that may cause the Corporation’s actual results to differ materially from any future results expressed or implied by such forward-looking statements. Those filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.SEC.gov). The Corporation does not undertake to update or revise any forward-looking statement to reflect events or circumstances that may arise after the date of such statements.

Q2 2016 Highlights

Net income of $89.0 million and adjusted net income of $90.6 million1

Earnings

Strong margins: Popular, Inc. 4.31%, BPPR 4.67%

NPLs decreased by $22 million QoQ; NPL ratio at 2.6% from 2.7% last quarter

Credit

(excluding NPL inflows, excluding consumer loans, decreased $9 million QoQ covered loans) NCO ratio of 0.63% compared to 0.76% last quarter

Capital • Robust capital; Common Equity Tier 1 Capital ratio of 16.3%

Bulk sale of approximately $110 million of Westernbank NPAs, resulting in an

Quarter Event after tax gain of $0.5 million

1	See appendix for reconciliation to GAAP
2

P.R. Public Sector Exposure

Our current direct exposure to the P.R. Government, instrumentalities, and municipalities is $609 million, of which approximately $582 million is outstanding. The outstanding balance increased by $17 million from the prior quarter mostly due to additional borrowings on existing lines of credit of two municipalities.

Central Government & Public Corporations

Exposure to P.R. Government securities consists mainly of senior COFINA bonds ($17 million); GO bonds and GO guaranteed bonds, including privately insured GO bonds ($3 million); and GDB notes ($2 million)

Loans to Public Corporations are obligations that have a pledge of a specific source of income or revenues identified for their repayment

Municipalities

Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and a percentage of the sales and use tax

Indirect Exposure

Indirect exposure includes loans or instruments that are payable by non-governmental entities and have a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related

Outstanding P.R. government exposure1

($ in millions) Loans Securities Total

Central Government 2 $ —$ 22 $ 22

Public Corporations

PRASA — 0 0 PREPA 3 40 0 40 Total Central Govt & Public Corp. 40 22 62 as % of Tier 1 Risk-Based Capital 1.5%

Municipalities 465 55 520 Direct Government Exposure $ 505 $ 77 $ 582

Indirect Exposure $ 367 $ 51 $ 418

1	Numbers may not add to total due to rounding
2	Includes COFINA and GDB exposure
3	PREPA loan has a UPB of $75 million and is classified as held for sale

Outstanding PR government exposure1

($ in millions) Loans Securities Total

Central Government 2 $ —$ 22 $ 22

Public Corporations

PRASA — 0 0 PREPA 3 40 0 40 Total Central Govt & Public Corp. 40 22 62 as % of Tier 1 Risk-Based Capital 1.5%

Municipalities 465 55 520 Direct Government Exposure $ 505 $ 77 $ 582

Indirect Exposure $ 367 $ 51 $ 418

1	Numbers may not add to total due to rounding
2	Includes COFINA and GDB exposure
3	PREPA loan has a UPB of $75 million and is classified as held for sale
3

Financial Summary

(Unaudited) Adjusted Results

Non-GAAP¹

($ in thousands) Q2 2016 Q1 2016 Variance

Net interest income $ 358,494 $ 352,412 $ 6,082

FDIC loss -share expense(12,867)(3,146)(9,721)

Other non -interest income 125,252 114,776 10,476

Gross revenues 470,879 464,042 6,837

Provision for loan losses – non -covered loans 45,113 47,940(2,827)

Provision (reversal) for loan losses – covered loans 804(3,105) 3,909

Total provision for loan losses 45,917 44,835 1,082

Net revenues 424,962 419,207 5,755

Personnel costs 116,708 127,091(10,383)

Professional fees 78,813 75,459 3,354

Business promotion 13,705 11,110 2,595

OREO expenses 7,890 9,141(1,251)

Other operating expenses 85,131 79,142 5,989

Total operating expenses 302,247 301,943 304

Income before income tax 122,715 117,264 5,451

Income tax expense 32,099 32,265(166)

Net income $ 90,616 $ 84,999 $ 5,617

¹ See Appendix for reconciliation to GAAP 4

Capital Ratios (%)

Popular’s capital levels remain robust with Common Equity Tier 1 of 16.3%

Common stock quarterly dividend of $0.15 per share

Popular, Inc.

Note: Capital ratios for the current quarter are preliminary 5

Non-Performing Assets

Highlights Non-Performing Assets (including covered assets)

NPAs, including covered loans, decreased by $12 million($ in millions)

2,489

QoQ 2,402 2,365

NPLs, excluding covered loans, down by $22 million QoQ 2,002

P.R. NPLs at $551 million, or 3.2% of loans, down by 6.9%

$11 million 1,293 6.4% 6.3%

5.5%

—Commercial NPLs down by $10 million 852 932 933 935 878 843 848

806 836

U.S. NPLs at $27 million, or 0.5% of loans, down by 3.3%

2.8%

$11 million 2.6% 2.6% 2.2% 2.5% 2.4% 2.3% 2.2%

1.9%

—Commercial NPLs down by $12 million driven by

2007 2008 2009 2010 2011 2012 2013 2014 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16

a commercial relationship that paid-off during

the quarter NPLs OREO NPL HFS NPAs/Total Assets

OREO up by $13 million QoQ, mostly P.R. residential Non-Performing Loans (excluding covered loans)

properties($ in millions) 14.0%

2,276 12.0%

1,738 10.0%

9.6%	1,572

1,425 8.0%

1,203 8.4%

7.6%

6.8%	6.0%

771

598 630 665 576 635 602 600 578

4.7%	4.0%
3.3%	3.2%
2.8%	2.8% 2.6% 2.8% 2.7% 2. 2.7% 0% 2.6%

2007 2008 2009 2010 2011 2012 2013 2014 Q1 15 Q2 15 Q3 15 Q4 15 Q1 0.0% 16 Q2 16

Mortgage Commercial & Construction Other NPL/Loans (HIP)

6

Differences due to rounding

NPL Inflows

Highlights Total NPL Inflows

Total NPL inflows down by $9 million QoQ ($ in millions) ??P.R. commercial inflows, including construction, up by

205

$4 million 183 185

158

??P.R. mortgage inflows stable

136 136

135

U.S. NPL inflows down by $14 million QoQ, as the prior 126

119 101

quarter included the addition of an $11 million 103 103 106 commercial borrower that paid-off during Q2 2016

29 27 23 23

16 16 9 10 15 17 16 12 9

Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16

Excludes consumer loans U.S. Inflows P.R. Inflows

Commercial, Construction, and Legacy NPL Inflows Mortgage NPL Inflows ($ in millions) ($ in millions)

17 105

99 94 92

94 95 86 94

94 113 90

89 85 80

91 79 59 42

32 31

28 22

23 26

22 22 19 17 18 16 8

10 11 11 5 3 12

7	9 5 5 3 7 5 6 4 6 6 7 7 7
2

Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16

U.S. Inflows P.R. Inflows U.S. Inflows P.R. Inflows Doral Inflows

7

Metrics exclude covered loans. Differences due to rounding

Additional Credit Metrics

Highlights

- NCOs decreased by $7 million QoQ mainly driven by:
  - Lower construction and consumer NCOs by $4 million and $2 million, respectively; excluding net recoveries of $5 million related to the bulk sale of Westernbank loans
  - NCO ratio of 0.63% vs. 0.76% in Q1 2016
- Adjusted provision down slightly at $45 million vs $48 million in Q1 2016
  - Provision to NCO of 127% compared to 113% in Q1 2016
- ALLL at $518 million, increased by $10 million QoQ
  - ALLL to loans at 2.30% vs. 2.26% in Q1 2016
- ALLL to NPL coverage ratio increased to 90%, compared to 85% in Q1 2016

NCOs ($ in millions) and NCO-to-Loan Ratio



1.47%
200
79
58
35
43
46
32
40
3
50
36
3
31
46
46
8
83
42
35
(5)
0.63%
Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16
NCO
Loan Sales Write-downs/(recoveries)
NCO%
Loan Sales NCO%

ALLL ($ in millions), ALLL-to-NCO and ALLL-to-NPL Ratios



529
526
538
543
526
522
520
516
513
536
503
508
518
167%
86%
366%
90%
Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16
ALLL
ALLL/NCO
ALLL/NPL

Provision ($ in millions) and Provision-to-NCO Ratio



169
80%
69%
55
55
48
47
50
12
56
2
50
30
1
59
10
59
11
47
48
45
(5)
132%
127%
Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16
PLLL
Loan Sales PLLL
PLLL/NCO
Loan Sales PLLL/NCO

POPULAR.

8

Metrics exclude covered loans. Differences due to rounding

Driving Shareholder Value

Unique franchise in P.R. provides strong, stable revenue-generating

Earnings capacity

Continued strong loan growth in the U.S.

Capital Robust capital with Common Equity Tier 1 Capital of 16.3%

Additional Value • EVTC ownership and Banco BHD León stake

Investor Presentation

Second Quarter 2016

APPENDIX

Corporate Structure – Popular, Inc.

Franchise

Industry	Financial services
Headquarters	San Juan, Puerto Rico
Assets	$38 billion (among top 50 BHCs in the U.S.)
Loans	$23 billion
Deposits	$29 billion
Banking branches	233 in Puerto Rico, New York, New Jersey, Florida and U.S. and British Virgin Islands
NASDAQ ticker symbol	BPOP
Market Cap	$3.0 billion

Summary Corporate Structure



POPULAR.
Assets = $38 billion
Banco Popular de Puerto Rico
Popular Securities LLC
Popular's Insurance Subsidaries
Popular North America, Inc.
Holding Companies (Including Equity Investments)
Popular Auto, LLC
Banco Popular North America[1]
Puerto Rico Operations
Assets = $29 billion
United States Operations
Assets = $8 billion

Selected equity investments

EVERTEC and Banco BHD León under Corporate segment and joint ventures under BPPR segment

EVERTEC
- Transaction processing, business processes outsourcing
- 15.74% stake
- Adjusted EBITDA of $183.1 million for the year ended March 31, 2016

Banco BHD León
- Dominican Republic bank
- 15.84% stake
- 2015 approximate net income of $147 million

PRLP 2011 Holdings, LLC
- Construction and commercial loans vehicle
- 24.9% stake

PR Asset Portfolio 2013-1 International, LLC
- Construction, commercial loans and OREOs vehicle
- 24.9% stake

Information as of June 30, 2016

[1] Doing business as Popular Community Bank

POPULAR.

11

Market Leadership in Puerto Rico

Popular’s Puerto Rico Market Share by Category

Q1 2016

Market Market Category position share

Total Deposits (Net of brokered) ¹ 1 45% Total Loans ¹ 1 41% Commercial & Construction Loans ¹ 1 45% Credit Cards 2 1 54% Mortgage Loan Production 2 1 29% Personal Loans ¹ 1 27% Auto Loans/Leases 2 20% Assets Under Management 3 17%

Popular’s Puerto Rico Market Share Trend

Total Deposits (net of brokered) Total Loans

45% 45%

42% 41%

40% 39% 39%

38% 37%

35%

41% 41% 38% 35% 36% 33% 34%

24% 23%

22%

2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016

Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC, and 10K Reports

Information included pertains to PR Commercial Banks and Credit Unions. All data as of March 31, 2016

De-Risked Loan Portfolios

(Excluding covered loans) *($ in millions)*

Highlights

- The Corporation has de-risked its loan portfolios by reducing its exposure to asset classes with historically high loss content
- The P.R. commercial portfolio reductions include:
  - Commercial portfolio, including construction, has decreased from 55% of total loans held-in-portfolio to 42%
  - Construction portfolio is down by 92% since Q4 2007
  - SME[1] lending is down by 50% from Q4 2007
- Collateralized exposure now represents a larger portion of consumer loan portfolio
- Unsecured loan credit quality has improved as overall FICO scores have increased

Loan Composition (Held-in Portfolio)

	P.R.		U.S.		Total		
$ in millions	Q4 2007	Q2 2016	Q4 2007	Q2 2016	Q4 2007	Q2 2016	Variance
Commercial	$7,774	$7,217	$4,515	$3,143	$12,288	$10,360	($1,929)
Consumer	3,552	3,322	1,698	564	5,249	3,886	(1,364)
Mortgage	2,933	6,021	3,139	844	6,071	6,864	793
Construction	1,231	104	237	614	1,468	717	(751)
Leases	814	664	-	-	814	664	(150)
Legacy	-	-	2,130	50	2,130	50	(2,080)
Total	**$16,304**	**$17,327**	**$11,718**	**$5,214**	**$28,021**	**$22,541**	**($5,481)**

P.R. Commercial & Construction Distribution

	Q4 2007		Q2 2016		Variance		NCOs
	($mm)	(%)	($mm)	(%)	($mm)	(%)	Distribution[2]
CRE SME[1]	$2,938	33%	$1,881	26%	($1,057)	-36%	26%
C&I SME[1]	2,287	25%	729	10%	(1,558)	-68%	29%
C&I Corp	1,592	18%	1,897	26%	305	19%	5%
Construction	1,231	14%	104	1%	(1,127)	-92%	34%
CRE Corp	892	10%	2,534	35%	1,642	184%	5%
Multifamily	64	1%	176	2%	112	174%	1%
Total	**$9,004**		**$7,321**		**($1,683)**	**-19%**	**100%**

[1] Small and Medium Enterprise
[2] NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q2 2016 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015

POPULAR.

Note: Numbers may not add to total due to rounding

13

GAAP Reconciliation Q2 2016

(Unaudited) *($ in thousands)*	Q2 2016 Actual Results (U.S. GAAP)	Impact of EVERTEC's Restatement	Bulk Sale of WB loans and OREO	Adjusted Results (Non-GAAP)
Net interest income	$ 360,551	$ -	$ 2,057	$ 358,494
Provision for loan losses – non-covered loans	39,668	-	(5,445)	45,113
Provision for loan losses – covered loans [1]	804	-	-	804
Net interest income after provision for loan losses	320,079	-	7,502	312,577
Mortgage banking activities	16,227	-	-	16,227
FDIC loss-share income	(12,576)	-	291	(12,867)
Other non-interest income	106,852	(2,173)	-	109,025
Total non-interest income	110,503	(2,173)	291	112,385
Personnel costs	116,708	-	-	116,708
Net occupancy expenses	21,714	-	-	21,714
Equipment expenses	15,261	-	-	15,261
Professional fees	80,625	-	1,812	78,813
Communications	6,012	-	-	6,012
Business promotion	13,705	-	-	13,705
Other real estate owned (OREO) expenses	12,980	-	5,090	7,890
Amortization of intangibles	3,097	-	-	3,097
Other operating expenses	39,047	-	-	39,047
Total operating expenses	309,149	-	6,902	302,247
Income before income tax	121,433	(2,173)	891	122,715
Income tax expense	32,446	-	347	32,099
Net income	$ 88,987	$ (2,173)	$ 544	$ 90,616

Basic EPS	$ 0.85
Diluted EPS	$ 0.85
Net interest margin	4.33%
Tangible common book value per common share	$ 44.62
Market value per common share	$ 29.30

POPULAR.

14

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements

Business Segments (GAAP)

(Una udite d) P.R. U.S.

($ in millions ) Financial Results Q2 2016 Q1 2016 Variance Q2 2016 Q1 2016 Variance

Net interest income $ 310 $ 305 $ 5 $ 65 $ 62 $ 3

Non-interest income 98 99(1) 5 5 -

Gross revenues 408 404 4 70 67 3

Provision for loan losses – non-covered loans 38 44(6) 1 4(3)

Provision (reversal) for loan losses – covered

loans 1(3) 4 — -

Total provision for loan losses 39 41(2) 1 4(3)

Operating expenses 247 238 9 46 43 3

Income before income tax 122 125(3) 23 20 3

Income tax expense 31 32(1) 11 8 3

Net income $ 91 $ 93 $(2) $ 12 $ 12 $ -

($ in millions)

Balance Sheet Highlights Q2 2016 Q1 2016 Variance Q2 2016 Q1 2016 Variance

Total assets $29,190 $28,109 $ 1,081 $ 8,224 $ 7,880 $ 344

Total loans 18,054 18,274(220) 5,214 4,983 231

Total deposits 23,594 22,485 1,109 5,476 5,393 83

Asset Quality (including covered assets) Q2 2016 Q1 2016 Variance Q2 2016 Q1 2016 Variance

Non-performing loans held-in-portfolio / Total

loans 3.07% 3.09%(0.02)% 0.52% 0.76%(0.24)%

Non-performing assets / Total assets 2.76% 2.87%(0.11)% 0.37% 0.52%(0.15)%

Allowance for loan losses / Total loans 2.83% 2.75% 0.08% 0.72% 0.71% 0.01%

Net interest margin¹ 4.71% 4.87%(0.16)% 3.80% 3.70% 0.10%

¹ Non-fully taxable equivalent

Consolidated Credit Summary (Excluding Covered Loans)

$ in millions Q2 16 Q1 16 Q4 15 Q3 15 Q2 15

Loans Held in Portfolio (HIP) $22,541 $22,508 $22,346 $22,498 $22,435

Performing HFS 83 83 92 123 151

NPL HFS 40 43 45 48 51

Total Non Covered Loans $ 22,663 $ 22,633 $ 22,483 $ 22,669 $ 22,637

Non-performing loans (NPLs) $578 $600 $602 $635 $576

Commercial $176 $198 $182 $239 $190

Construction $3 $4 $4 $4 $5

Legacy $4 $4 $4 $4 $5

Mortgage $338 $335 $351 $343 $331

Consumer $55 $56 $58 $41 $42

Leases $3 $3 $3 $3 $2

NPLs HIP to loans HIP 2.56% 2.66% 2.69% 2.82% 2.57%

Net charge-offs (NCOs) $35 $42 $83 $46 $46

Commercial $4 $3 $42 $7 $16

Construction($3) $0 $3($3) $2

Legacy($1)($0)($0)($1) $0

Mortgage $13 $15 $14 $16 $11

Consumer $21 $23 $23 $25 $17

Leases $0 $2 $1 $1 $1

Write-downs/(recoveries)($5) $0 $8 $0 $31

NCOs to average loans HIP 0.63% 1 0.76% 1.48% 1 0.83% 0.89% 1

Provision for loan losses (PLL) $45 1 $48 $47 [1][2] $59 2 $59 1

PLL to average loans HIP 0.80% 1 0.86% 0.84% [1][2] 1.07% 2 1.14% 1

PLL to NCOs 1.27x 1 1.13x 0.56x [1][2] 1.28x 2 1.28x 1

Allowance for loan losses (ALL) $518 $508 $503 $536 $513

ALL to loans HIP 2.30% 2.26% 2.25% 2.38% 2.29%

ALL to NPLs HIP 89.68% 84.80% 83.57% 84.42% 89.02%

Average Loans $22,432,172 $22,253,748 $22,323,766 $22,300,441 $20,929,434

1 Excluding provision for loan losses and net write-downs (recoveries) related to the assets sales 16

2 Excluding the impact of the $5.1 million and $10.1 million impairment in Q4 2015 and Q3 2015, respectively, on the WB loans the Corporation has either sold or intends to sell and are subject to the ongoing arbitration with the FDIC

Note: Numbers may not add to total due to rounding

FDIC Loss Share Asset

Composition of FDIC Loss Share Asset

($ in millions)

$900

$798

$800

$713

$700

$636

$600

$542

$500

$410 $393

$400

$312 $310

$300

$219 $214

$200

$72

$100

$142

$-

FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA

Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16

Other LSA Receivable from FDIC Commercial FDIC LSA Claims in Dispute

Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable

Moody’s B2 Negative

Fitch BB- Stable Outlook

S&P B+ Positive

2013 2014 2015 2016

March

Moody’s placed

BPOP on review

for possible July

upgrade due to On 7/10 S&P

January February a change in affirmed BPOP’s April

S&P revised

Fitch raised to Moody’s placed their bank rating while outlook to

BB- from B+; BPOP on review rating maintaining a

positive

outlook stable for downgrade methodology negative outlook

October May February May September

Moody’s revised Moody’s S&P placed Moody’s, as Moody’s

outlook to downgraded BPOP on part of a downgraded

negative BPOP to B2; credit watch recalibration of BPOP to B2;

outlook negative negative due their bank outlook

to the general rating model, negative

economic upgraded BPOP

environment from B2 to B1

in Puerto Rico with a stable

outlook

Investor Presentation

Second Quarter 2016

Investor Presentation

Second Quarter 2016